UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SQZ Biotechnologies Company

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SQZ Biotechnologies Company

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 14, 2023

9:30 a.m. (Eastern time)

SQZ BIOTECHNOLOGIES COMPANY

200 ARSENAL YARDS BLVD, SUITE 210

WATERTOWN, MASSACHUSETTS 02472

April [ ], 2023

To Our Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of SQZ Biotechnologies Company at 9:30 a.m. Eastern time, on Wednesday, June 14, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

Howard Bernstein, M.D., Ph.D.
Interim Chief Executive Officer and Director

SQZ BIOTECHNOLOGIES COMPANY
200 Arsenal Yards Blvd, Suite 210
Watertown, Massachusetts 02472

Notice of Annual Meeting of Stockholders
To Be Held Wednesday, June 14, 2023

The Annual Meeting of Stockholders (the “Annual Meeting”) of SQZ Biotechnologies Company, a Delaware corporation (the “Company”), will be held at 9:30 a.m. Eastern time on Wednesday, June 14, 2023. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions before and during the Annual Meeting by visiting www.proxydocs.com/SQZ. In order to attend and/or participate, you must register in advance at www.proxydocs.com/SQZ prior to the deadline of June 13, 2023 at 5:00 p.m. Eastern Time. Upon properly completing your registration, you will receive further instructions via email, including your unique live meeting link that will allow you access to the Annual Meeting and will also permit you to vote electronically and submit questions at the meeting. You will not be able to attend the Annual Meeting in person.

The Annual Meeting will be held for the following purposes:

•
To elect Paul Bolno, M.D., Howard Bernstein, M.D., Ph.D., and Marc Schegerin, M.D., as Class III Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;
•
To approve amendments to the Company’s restated certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-20, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments;
•
To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
•
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 17, 2023 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Lawrence Knopf, General Counsel and Secretary, at GeneralCounsel@sqzbiotech.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available for examination by our stockholders during the Annual Meeting via the unique link that will allow you to access the meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further

i

solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

Lawrence Knopf
General Counsel and Secretary

Watertown, Massachusetts
April [ ], 2023

ii

SQZ BIOTECHNOLOGIES COMPANY
200 Arsenal Yards Blvd, Suite 210
Watertown, Massachusetts 02472

Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of Directors of SQZ Biotechnologies Company of proxies to be voted at our Annual Meeting of Stockholders to be held on Wednesday, June 14, 2023 (the “Annual Meeting”), at 9:30 a.m. Eastern time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.

You will be able to participate in the Annual Meeting online, vote your shares electronically and submit your questions before and during the Annual Meeting by visiting www.proxydocs.com/SQZ. In order to attend and/or participate, you must register in advance at www.proxydocs.com/SQZ prior to the deadline of June 13, 2023 at 5:00 p.m. Eastern Time. Upon properly completing your registration, you will receive further instructions via email, including your unique live meeting link that will allow you access to the Annual Meeting and will also permit you to vote electronically and submit questions at the meeting. You will not be able to attend the Annual Meeting in person.

Holders of record of shares of our common stock, $0.001 par value per share, as of the close of business on April 17, 2023 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were [ ] shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2022 (the “2022 Annual Report”) will be released on or about April [ ], 2023 to our stockholders on the Record Date.

In this proxy statement, “SQZ”, “Company”, “we”, “us”, and “our” refer to SQZ Biotechnologies Company.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 14, 2023

This Proxy Statement and our 2022 Annual Report to Stockholders are available at
http://www.proxydocs.com/SQZ

Proposals

At the Annual Meeting, our stockholders will be asked:

•To elect Paul Bolno, M.D., Howard Bernstein, M.D., Ph.D., and Marc Schegerin, M.D., as Class III Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors shall have been duly elected and qualified;

•
To approve amendments to the Company’s restated certificate of incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between

1-for-10 and 1-for-20, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments (the “Reverse Stock Split”);

•To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and

•To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:

•
FOR the election of Paul Bolno, M.D., Howard Bernstein, M.D., Ph.D., and Marc Schegerin, M.D.,. as Class III Directors;
•
FOR the approval of the Reverse Stock Split; and
•
FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because SQZ’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, SQZ is making this proxy statement and its 2022 Annual Report available to its stockholders electronically via the Internet. On or about April [ ], 2023, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2022 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2022 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact your bank, broker, or other nominee record holder, or you may contact our Secretary at our offices at 200 Arsenal Yards Blvd, Suite 210, Watertown, Massachusetts 02472.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact your bank, broker, or other nominee record holder, or you may contact our Secretary at our offices at 200 Arsenal Yards Blvd, Suite 210, Watertown, Massachusetts 02472.

Questions and Answers About the 2023 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 17, 2023. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were [ ] shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

We have decided to hold the Annual Meeting entirely online this year. There will not be a physical meeting location and you will not be able to attend the meeting in person. To participate in the Annual Meeting virtually via the internet, please visit www.proxydocs.com/SQZ prior to the meeting.

You must register by June 13, 2023 at 5:00 p.m. Eastern Time to attend the Annual Meeting webcast.

Upon properly completing your registration, you will receive further instructions via email, including your unique live meeting link that will allow you access to the Annual Meeting and will permit you to submit questions before and during the Annual Meeting and vote. We encourage you to access the meeting prior to the start time. Online check-in will begin at 9:15 a.m. Eastern time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chair of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•
by Internet—You can vote over the Internet at www.proxypush.com/SQZ by following the instructions on the Internet Notice or proxy card;
•
by Telephone—You can vote by telephone by calling 866-509-2154 and following the instructions on the proxy card;
•
by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically at the Meeting—To vote at the virtual Annual Meeting, you must register in advance at www.proxydocs.com/SQZ prior to the deadline of June 13, 2023 at 5:00 pm Eastern Time. You will be asked to provide the company number and control number from the Internet Notice. Upon properly completing your registration, you will receive further instructions via email, including your unique live meeting link that will allow you access to the meeting and you will have the ability to vote electronically.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day until the time at which online voting closes at the Annual Meeting.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically. We encourage stockholders to submit their proxy via the Internet or telephone.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If you wish to attend the Annual Meeting and vote your shares online at the Annual Meeting, you must register with your control number and obtain a legal proxy from your bank or broker in order to cast your vote. If your shares are not registered in your own name or if you lose your control number, you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of SQZ prior to or at the Annual Meeting; or
•
by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot.

Who will count the votes?

A representative of Mediant Communications Inc., our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. Furthermore, a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.proxydocs.com/SQZ. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located in the email you receive with information on how to join the Annual Meeting.

Will there be a question-and-answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
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related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•
related to any pending, threatened or ongoing litigation;
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related to personal grievances;
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derogatory references to individuals or that are otherwise in bad taste;
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substantially repetitious of questions already made by another stockholder;
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in excess of the two question limit;

•
in furtherance of the stockholder’s personal or business interests; or
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out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Approval of Reverse Stock Split	The affirmative vote of the holders of a majority of the Company’s outstanding common stock.	Abstentions will have the effect of a vote against this proposal. We do not expect any broker non-votes on this proposal.
Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the approval of the Reverse Stock Split or the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have the effect of a vote against the approval of the Reverse Stock Split, but no effect on the ratification of the appointment of PricewaterhouseCoopers LLP.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the approval of the Reverse Stock Split and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

Proposals To Be Voted On

Proposal 1: Election of Directors

At the Annual Meeting, three (3) Class III Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2026 and until each such director’s respective successor is elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have ten (10) directors on our Board, including three (3) Class III Directors. Our current Class III Directors are Paul Bolno, M.D., Howard Bernstein, M.D., Ph.D., and Marc Schegerin, M.D. The Board has nominated all three current Class III Directors to stand for election as Class III Directors at the Annual Meeting.

As set forth in our Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term will expire at the 2024 Annual Meeting of Stockholders; Class II, whose term will expire at the 2025 Annual Meeting of Stockholders; and Class III, whose current term will expire at the Annual Meeting and whose subsequent term will expire at the 2026 Annual Meeting of Stockholders. The current Class I Directors are Marc Elia, Pushkal Garg, M.D. and Patrick Vink, M.D.; the current Class II Directors are Amy W. Schulman, Sapna Srivastava, Ph.D., Klavs F. Jensen, Ph.D. and Bernard Coulie, M.D., Ph.D.; and the current Class III Directors are Paul Bolno, M.D., Howard Bernstein, M.D., Ph.D., and Marc Schegerin, M.D.

Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a Class III Director of the person whose name and biography appears below. In the event that any of Dr. Bolno, Dr. Bernstein or Dr. Schegerin should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that any of Dr. Bolno, Dr. Bernstein or Dr. Schegerin will be unable to serve if elected. Each of Dr. Bolno, Dr. Bernstein or Dr. Schegerin has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of each of the below Class III Director nominees.

Nominees For Class III Director (terms to expire at the 2026 Annual Meeting)

The current members of the Board who are also nominees for election to the Board as Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with SQZ
Howard Bernstein M.D., Ph.D.	65	2022	Director and Interim CEO
Paul Bolno, M.D.	48	2020	Director
Marc Schegerin, M.D.	46	2020	Director

The principal occupations and business experience, for at least the past five years, of each Class III Director nominee for election at the Annual Meeting are as follows:

Howard Bernstein, M.D., Ph.D.

Howard Bernstein, M.D., Ph.D. has served as our Interim Chief Executive Officer since November 2022 and a member of our Board since October 2022. Previously, he served as our Chief Scientific Officer from June 2015 through September 2022. Prior to joining us, from November 2008 to May 2015, Dr. Bernstein served as the Chief Scientific Officer of Seventh Sense Biosystems, a medical device company. Dr. Bernstein holds an M.D. from Harvard Medical School, a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology and a Bachelor of Engineering from McGill University. He is a member of the National Academy of Engineering and a Fellow of the American Institute of Medical and Biological Engineering. We believe that Dr. Bernstein’s experience in the biotechnology industry and knowledge of our company qualify him to serve on our Board.

Paul B. Bolno, M.D.

Paul B. Bolno, M.D., has served on our Board since June 2020. Since December 2013, Dr. Bolno has served as the President and Chief Executive Officer of Wave Life Sciences Ltd., a genetic medicines company, and has served as a director of Wave Life Sciences Ltd. since April 2014. Prior to joining Wave, Dr. Bolno served at GlaxoSmithKline, a pharmaceutical company, from 2009 to 2013 in various roles, including Vice President, Worldwide Business Development—Head of Asia BD and Investments, Head of Global Neuroscience BD, a director of Glaxo Welcome Manufacturing, Pte. Ltd. in Singapore and Vice President, Business Development for the Oncology Business Unit, where he helped establish GlaxoSmithKline’s global oncology business and served as a member of the Oncology Executive Team, Oncology Commercial Board and Cancer Research Executive Team. Prior to GlaxoSmithKline, Dr. Bolno served as Director of Research at Two River LLC, a health care private equity firm, from 2004 to 2009. Dr. Bolno earned a medical degree from MCP-Hahnemann School of Medicine and an M.B.A. from Drexel University. He was a general surgery resident and cardiothoracic surgery postdoctoral research fellow at Drexel University College of Medicine. We believe that Dr. Bolno’s experience in the biotechnology industry and leading a biopharmaceutical company qualify him to serve on our Board.

Marc Schegerin, M.D.

Marc Schegerin, M.D. has served as a member of our Board since October 2020. Since April 2020, Dr. Schegerin has served as the Chief Financial Officer and Chief Operating Officer at Morphic Therapeutic, Inc., a biopharmaceutical company. From April 2018 to January 2020, Dr. Schegerin served as Chief Financial Officer, Treasurer and Head of Strategy & Communications at ArQule, an oncology-focused drug developer, until its acquisition by Merck & Co. in January 2020. Prior to this role, Dr. Schegerin served as a Director at Citigroup, from June 2016 to April 2018. Dr. Schegerin earned his M.D. from Dartmouth Medical School and M.B.A. from the Tuck School of Business at Dartmouth and undergraduate degrees in premedical studies from Harvard University and finance from Tulane University. We believe Dr. Schegerin’s broad operational and transactional experience qualify him to serve on our Board.

Continuing members of the Board:

Class I Directors (terms to expire at the 2024 Annual Meeting)

The current members of the Board who are Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with SQZ
Marc Elia	47	2018	Director
Pushkal Garg, M.D.	55	2018	Director
Patrick V.J.J. Vink, M.D.	59	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director are as follows:

Marc Elia

Marc Elia has served as a member of our Board since May 2018. In September 2019, Mr. Elia founded M28 Capital, a healthcare sector investment fund. Prior to that, from January 2012 to September 2019, Mr. Elia served as a partner at Bridger Capital, an investment fund. Mr. Elia holds a B.A. in Economics from Carleton College. We believe that Mr. Elia’s broad operational and transactional experience qualify him to serve on our Board.

Pushkal Garg, M.D.

Pushkal Garg, M.D. has served as a member of our Board since August 2018. Dr. Garg currently serves as Chief Medical Officer and Executive Vice President at Alnylam Pharmaceuticals, Inc., a biopharmaceutical company focused on the discovery, development, and commercialization of RNA interference therapeutics. Prior to joining Alnylam in October 2014, he held clinical development leadership roles at Bristol-Myers Squibb Corporation and Millennium Pharmaceuticals. Before joining the biopharmaceutical industry, he was on the faculty at Harvard Medical School and the Brigham and Women’s Hospital in Boston. Dr. Garg holds an M.D. from the University of California, San Francisco, School of Medicine, where he also completed a residency in Internal Medicine, and an A.B. in Biochemistry from the University of California, Berkeley. We believe Dr. Garg’s extensive medical and scientific knowledge and industry experience qualify him to serve on our Board.

Patrick V.J.J. Vink, M.D.

Patrick V.J.J. Vink, M.D. has served as a member of our Board since July 2021. He has significant experience as a senior executive, having worked in the pharmaceutical industry for more than 30 years. Since May 2020, Dr. Vink has served as Chairman at BiognoSys AG, a privately held proteomics company in Switzerland. Since June 2016, Dr. Vink has also served as Chairman of venture capital-backed NMD Pharma, a neurology biopharmaceutical company in Denmark and F2G Ltd, a rare fungal disease UK and Austria based company. In addition, Dr. Vink is a board member at Amryt Pharma PLC, Santhera AG and Spero Therapeutics, Inc. and in 2019 began working with Athyrium as a Senior Advisor. While serving in these capacities, Dr. Vink has been involved in initial public listings and geographic expansions and has contributed to the achievement of significant development and commercial milestones. Earlier in his career he held several leadership positions across the industry, including Head of Global Biopharmaceuticals for the Sandoz division of the Novartis Group, Vice President International Business for Biogen Inc., and Head of Worldwide Marketing, Cardiovascular and Thrombosis at Sanofi-Synthelabo Ltd. Dr. Vink also served as a member of the Executive Committee of the European Federation of Pharmaceutical Industries and Associations from 2013 to 2015. Dr. Vink graduated as a medical doctor from the University of Leiden, Netherlands in 1988 and obtained his Masters of Business Administration in 1992 at the University of Rochester. We believe Dr. Vink’s broad experience and leadership positions in the industry qualify him to serve on our Board.

Class II Directors (terms to expire at the 2025 Annual Meeting)

The current members of the Board who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with SQZ
Bernard Coulie, M.D., Ph.D.	57	2022	Director and Chair
Klavs F. Jensen, Ph.D.	70	2013	Director
Sapna Srivastava, Ph.D.	52	2020	Director
Amy Schulman	62	2015	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

Bernard Coulie, M.D., Ph.D.

Bernard Coulie, M.D., Ph.D., has served as a member of our Board since July 2021 and as our Chair since November 2022. Dr. Coulie has served as Chief Executive Officer and as a Director for Pliant Therapeutics, Inc., a biopharmaceutical company, since February 2016. Prior to joining Pliant, Dr. Coulie cofounded ActoGeniX N.V., a biopharmaceutical company, and held roles of increasing responsibility there, including as Vice President R&D, Chief Medical Officer, and Chief Executive Officer, from September 2006 until February 2015, when it was acquired by Intrexon Corporation. Prior to cofounding ActoGeniX, Dr. Coulie held various positions with increasing responsibilities in drug discovery and clinical development at Johnson & Johnson Pharmaceutical Research and Development Europe. Dr. Coulie previously served as a director of ActoGeniX from April 2010 until February 2015, Biogazelle N.V. from July 2015 until November 2018, and Myoscience from June 2016 until March 2019. Dr. Coulie is currently serving as a director and Chairman of Calypso BV. Dr. Coulie holds an M.D. and Ph.D. from the University of Leuven, Belgium and an MBA from the Vlerick Management School, Leuven, Belgium. We believe that Dr. Coulie’s experience in the biotechnology industry and executive leadership at various biopharmaceutical companies qualify him to serve on our Board.

Klavs F. Jensen, Ph.D.

Klavs F. Jensen, Ph.D. has served as a member of our Board since March 2013 and was a co-founder of our company. Since 1989, Dr. Jensen has served as Professor of Chemical Engineering and of Materials Science and Engineering at the Massachusetts Institute of Technology. From 2007 to 2015, Dr. Jensen served as Department Head for Chemical Engineering. Dr. Jensen was a member of the Board of Technical University of Denmark from 2009 to 2016. Dr. Jensen holds a Ph.D. in Chemical Engineering from the University of Wisconsin and an M.S. in Chemical Engineering from Technical University of Denmark. He is a member of the U.S. Academies of Engineering and Science. We believe Dr. Jensen’s pioneering academic work, extensive medical and scientific knowledge and industry experience qualify him to serve on our Board.

Sapna Srivastava, Ph.D.

Sapna Srivastava, Ph.D. has served as a member of our Board since October 2020. Dr. Srivastava served as the Interim Chief Financial Officer of eGenesis, Inc. from March 2021 to October 2021. From September 2017 to January 2019, Dr. Srivastava served as the Chief Financial and Strategy Officer at Abide Therapeutics, Inc., a biopharmaceutical company that was acquired by H. Lundbeck A/S in 2019. From April 2015 to December 2016, Dr. Srivastava served as the Chief Financial and Strategy Officer at Intellia Therapeutics, Inc., a genome editing company. Dr. Srivastava currently serves as a director of private company Asclepix Therapeutics, Inc. and multiple public companies, which are Talaris Therapeutics, Inc., Aura Biosciences, Nuvalent Inc, and Social Capital Suvretta Holdings Corp II. She also served as a director of VelosBio Inc. from October 2020 to December 2020. Dr. Srivastava holds a Ph.D. from N.Y.U. University School of Medicine and a B.S. from St. Xavier’s College,

University of Bombay. We believe Dr. Srivastava’s broad financial, operational, and transactional experience qualify her to serve on our Board.

Amy W. Schulman

Amy W. Schulman has served as a member of our Board since June 2015 and served as our Chair from June 2015 to November 2022. In July 2015, Ms. Schulman co-founded Lyndra Therapeutics, Inc., a pharmaceutical company, served as its Chief Executive Officer until February 2017 and as of September 2019 serves as Executive Chair. In addition, from August 2014 to November 2016, Ms. Schulman served as Chief Executive Officer of Arsia Therapeutics, Inc., a pharmaceutical company, until Arsia was acquired by Eagle Pharmaceuticals, Inc., a pharmaceutical company. Ms. Schulman joined Polaris Partners in August 2014 and became a Managing Partner in 2019. Since July 2014, Ms. Schulman has served as a senior lecturer at Harvard Business School. From January 2019 until January 2021, Ms. Schulman served as a director of Cyclerion Therapeutics, Inc. and currently serves as a director of Alnylam Pharmaceuticals, Inc. and on the Mount Sinai Hospital Board of Trustees. Ms. Schulman holds a J.D. from Yale Law School as well as B.A. degrees in Philosophy and English from Wesleyan University. We believe Ms. Schulman’s extensive industry experience qualifies her to serve on our Board.

Proposal 2: Approval of the Reverse Stock Split

General

Our Board has adopted and is recommending that our stockholders approve amendments to our Restated Certificate of Incorporation (our “Certificate of Incorporation”) to effect a reverse stock split of our common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-20, with the exact ratio within such range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments. Pursuant to the law of the State of Delaware, our state of incorporation, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendments to our Certificate of Incorporation, one of which would be filed with the Secretary of State of the State of Delaware is attached to this proxy statement as Appendix A.

By approving this proposal, stockholders will approve alternative amendments to our Certificate of Incorporation pursuant to which a whole number of outstanding shares of our common stock between ten (10) and twenty (20), inclusive, would be combined into one share of our common stock. Upon receiving stockholder approval, the Board will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above and to effect the Reverse Stock Split by filing a Certificate of Amendment with the Secretary of State of the State of Delaware, and all other amendments will be abandoned. The Board may also elect not to effect any Reverse Stock Split.

The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our common stock, the anticipated impact of the Reverse Stock Split on the trading price of our common stock and on the number of holders of our common stock, and the continued listing requirements of the New York Stock Exchange (the “NYSE”). Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock by a ratio in the range of 1-for-10 to 1-for-20 but would not effect a decrease to the number of shares of common stock that the Company will be authorized to issue, the proposed Reverse Stock Split amendments would result in a relative increase in the number of authorized and unissued shares of our common stock. For more information on the relative increase in the number of authorized shares of our common stock, see “-Principal Effects of the Reverse Stock Split- Relative Increase in Number of Authorized Shares of Common Stock for Issuance” below.

Vote Required

Approval of the amendments to our Certificate of Incorporation requires the affirmative vote of a majority of the common stock outstanding and entitled to vote at the Annual Meeting. Abstentions will have the same effect as votes against this proposal. Because brokers have discretionary authority to vote on this proposal, we do not expect broker non-votes in connection with this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the approval of the Reverse Stock Split.

Purpose and Background of the Reverse Stock Split

On April 6, 2023, the Board approved the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split for the following reasons:

•
The Board believes that effecting the Reverse Stock Split could be an effective means of regaining compliance with the minimum average closing stock price requirement for continued listing of our common stock on the NYSE;
•
The Board believes that continued listing on the NYSE provides overall credibility to an investment in our stock, given the stringent listing and disclosure requirements of the NYSE, and some trading firms discourage investors from investing in lower priced stocks that are traded in the over-the-counter market because they are not held to the same stringent standards;
•
The Board believes that a higher stock price, which may be achieved through a Reverse Stock Split, could help generate investor interest in the Company and help attract, retain, and motivate employees; and
•
The Board believes that some current and potential employees are less likely to work for the Company if we have a low stock price or are no longer listed on the NYSE, regardless of size of our overall market capitalization.

NYSE Requirements for Continued Listing

Our common stock is quoted on the NYSE under the symbol “SQZ”. One of the requirements for continued listing on the NYSE pursuant to Section 802.01C of the NYSE Listed Company Manual (“Section 802.01C”) is the maintenance of an average closing price of not less than $1.00 over a consecutive 30 trading-day period. On January 18, 2023, we received notice (the “NYSE Notification”) from the NYSE indicating that we are not in compliance with Section 802.01C because the average closing price of our common stock was less than $1.00 over a consecutive 30 trading-day period. Under NYSE rules, we have a period of six months from receipt of the NYSE Notification to cure the stock price deficiency and regain compliance with the NYSE’s continued listing standards. We can regain compliance at any time within the cure period if, on the last trading day of any calendar month during the cure period, we have a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. Our common stock will continue to be listed and trade on the NYSE during this cure period, subject to our compliance with other NYSE continued listing standards.

If our common stock is delisted from the NYSE, we cannot assure you that our common stock would be listed on another national securities exchange, a national quotation service, the over-the-counter markets or the pink sheets. Delisting from the NYSE, or even the issuance of a notice of potential delisting, could also result in negative publicity, make it more difficult for us to raise additional capital, adversely affect the market liquidity of our securities, decrease securities analysts’ coverage of us or diminish investor, supplier and employee confidence.

Potential Increased Investor Interest

In addition, in approving the proposed Reverse Stock Split amendments, the Board considered that the Reverse Stock Split and the expected resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders.

In the event that our common stock were to be delisted from the NYSE, our common stock would likely trade in the over-the-counter market. If our common stock were to trade on the over-the-counter market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, many brokerage houses and institutional investors have internal policies and practices that prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, further limiting the liquidity of our common stock. These factors could result in lower prices for our common stock. Additionally, investors may be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock. For all of these reasons, we believe the Reverse Stock Split could potentially increase marketability, trading volume, and liquidity of our common stock.

Employee Retention

The Board believes that the Company’s employees and directors who are compensated in the form of our equity-based securities may be less incentivized and invested in the Company if we are no longer listed on the NYSE. Accordingly, the Board believes that maintaining NYSE listing qualifications for our common stock can help attract, retain, and motivate employees and members of our Board.

In light of the factors mentioned above, our Board unanimously approved the proposed amendments to our Certificate of Incorporation to effect the Reverse Stock Split as a potential means of increasing and maintaining the price of our common stock to above $1.00 per share in compliance with NYSE listing requirements. To the extent that the Reverse Stock Split facilitates our ability to raise equity capital, it may also facilitate our ability to comply with other NYSE continued listing requirements.

Board Discretion to Implement the Reverse Stock Split

The Board believes that stockholder approval of a range of ratios (as opposed to a single reverse stock split ratio) is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time that the Reverse Stock Split would be effected. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be a whole number in a range of 1-for-10 to 1-for-20. The Board can only authorize the filing of one Reverse Stock Split amendment and all other Reverse Stock Split amendments will be abandoned. The Board also has the authority to abandon the Reverse Stock Split amendments altogether.

In determining the Reverse Stock Split ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board will consider a number of factors, including, without limitation:

•
our ability to maintain the listing of our common stock on the NYSE;
•
the historical trading price and trading volume of our common stock;
•
the number of shares of our common stock outstanding immediately before and after the Reverse Stock Split;
•
the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our common stock;
•
the anticipated impact of a particular ratio on the number of holders of our common stock; and
•
whether the market price per share will either exceed or remain in excess of the $1.00 minimum average closing stock price as required by the NYSE, or that we will otherwise meet the requirements of the NYSE for continued listing on the NYSE.

We believe that granting the Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the Reverse Stock Split, we will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

•
The market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;
•
The Reverse Stock Split will result in a per share price that will increase the level of investment in our common stock by institutional investors or increase analyst and broker interest in our Company;
•
The Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers; and
•
The market price per share will either exceed or remain in excess of the $1.00 minimum average closing stock price as required by the NYSE, or that we will otherwise meet the requirements of the NYSE for continued inclusion for trading on the NYSE.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price of our common stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our common stock does rise following the Reverse Stock Split, we cannot assure you that the market price of our common stock after the Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our common stock.

While we aim that the Reverse Stock Split will be sufficient to satisfy the minimum average closing stock price requirement in Section 802.01C, it is possible that, even if the Reverse Stock Split results in a price for our common stock that exceeds $1.00 per share, we may not be able to continue to satisfy the NYSE’s additional criteria for continued listing of our common stock on the NYSE.

We believe that the Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the price of our common stock does not increase as a result of the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

Issued and Outstanding Shares of Common Stock

If the Reverse Stock Split is approved and effected, each holder of our common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the Reverse Stock Split ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. After the Reverse Stock Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock now authorized. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Relative Increase in Number of Authorized Shares of Common Stock for Issuance

The Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock, which will remain at 200,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock,” and together with our common stock, our “Capital Stock”).

Although the number of authorized shares of our Capital Stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

If the proposed Reverse Stock Split amendments are approved, all or any of the authorized and unissued shares of our common stock may be issued in the future for such corporate purposes and such consideration as the Board deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share.

The Company regularly considers its capital requirements and may conduct equity offerings in the future.

Because our stockholders have no preemptive rights to purchase or subscribe for any of our unissued shares of common stock, the future issuance of additional shares of common stock will reduce our current stockholders’ percentage ownership interest in the total outstanding shares of common stock. In the absence of a proportionate increase in our future earnings and book value, an increase in the number of our outstanding shares of common stock would dilute our projected future earnings per share, if any, and book value per share of all our outstanding shares of common stock. If these factors were reflected in the price per share of our common stock, the potential realizable value of a stockholder’s investment could be adversely affected. An issuance of additional shares could therefore have an adverse effect on the potential realizable value of a stockholder’s investment.

Effect on Outstanding Equity Incentive Plans

The Company maintains the 2020 Incentive Award Plan (the “2020 Plan”), the 2014 Stock Incentive Plan (the “2014 Plan”), and the 2020 Employee Stock Purchase Plan (the “ESPP”, and together with the 2020 Plan and the 2014 Plan, the “Equity Plans”), which are designed primarily to provide stock-based incentives to individual service providers of the Company. As of April 17, 2023, no purchase rights were outstanding under the ESPP and options to purchase [ ˜ ] shares of our common stock (and no other awards) were outstanding under the other Equity Plans. In the event of a Reverse Stock Split, our Board generally has the discretion to determine the appropriate adjustment to awards granted and share-based limits under the Equity Plans. Accordingly, if the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time (as defined below) the number of shares issuable upon exercise and the exercise price of all outstanding options under the Equity Plans will be proportionately adjusted (and rounded down to the nearest whole share in the case of shares and up to the nearest whole cent in the case of exercise prices) based on the Reverse Stock Split ratio selected by our Board, in accordance with the terms of the Equity Plans and options, as applicable. In addition, the number of shares available for future issuance and any share-based award limits under the Equity Plans and the numbers of shares subject to awards to be automatically granted in the future under the 2020 Plan pursuant to our non-employee director compensation program will be proportionately reduced based on the Reverse Stock Split ratio selected by our Board.

Our Board has also authorized the Company to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Stock Split, including any applicable technical, conforming changes.

Effects of the Amendment on our Common Stock

After the effective time of the amendment to our Certificate of Incorporation, each stockholder will own fewer shares of our common stock as a result of the Reverse Stock Split. Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock, the proposed amendments will result in a relative increase in the number of authorized and unissued shares of our common stock. All outstanding options to purchase shares of our common stock, including any held by our officers and directors, would be adjusted as a result of the Reverse Stock Split. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the Reverse Stock Split.

Impact of Reverse Stock Split on Capital Structure

The chart below outlines the capital structure as described in this proposal and prior to and immediately following a possible Reverse Stock Split if the Reverse Stock Split is effected at a ratio of 1-for-10 or 1-for-20, based on share information as of the close of business on April 17, 2023. The below chart does not give effect to any other changes, including any issuance of securities, after April 17, 2023.

	Number of shares of common stock before Reverse Stock Split	1-for-10	1-for 20
Authorized	200,000,000	200,000,000	200,000,000
Issued and Outstanding	29,491,125	2,949,112	1,474,556
Issuable under Outstanding Stock Options	7,218,878	721,887	360,943
Reserved for Issuance (1)	3,627,209	362,720	181,360
Authorized but Unissued (2)	163,289,997	196,329,001	198,164,501

(1)
Shares reserved for future issuance under the Company’s Equity Plans, excluding shares issuable under outstanding stock options.
(2)
Shares authorized but unissued represent common stock available for future issuance beyond shares outstanding as of April 17, 2023 and shares issuable under outstanding stock options.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates, if Applicable

If the proposed amendments to our Certificate of Incorporation are approved by the Company’s stockholders and the Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective at 5:00 p.m. Eastern time, on the date the certificate of amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the Reverse Stock Split ratio contained in the certificate of amendment.

As soon as practicable after the Effective Time, stockholders will be notified by our transfer agent that the Reverse Stock Split has been effected. Since stockholders hold shares of common stock in book-entry form, you will not need to take any action to receive post-reverse stock split shares of our common stock. As soon as practicable after the Effective Time, the Company’s transfer agent will send to your registered address a transmittal letter along with a statement of ownership indicating the number of post-reverse stock split shares of common stock you hold. If applicable, a check representing a cash payment in lieu of fractional shares will also be mailed to your registered address as soon as practicable after the Effective Time (see “Fractional Shares” below).

Fractional Shares

No scrip or fractional shares would be issued if, as a result of the Reverse Stock Split, a stockholder would otherwise become entitled to a fractional share because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board. Instead, each stockholder will be entitled to receive a cash payment in lieu of such fractional share. The cash payment to be paid will be equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price per share as reported by the NYSE (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time. No transaction costs would be assessed to stockholders for the cash payment. Stockholders would not be entitled to receive interest for their fractional shares for the period of time between the Effective Time and the date payment is received.

After the Reverse Stock Split, then-current stockholders would have no further interest in our Company with respect to their fractional shares. A person entitled to a fractional share would not have any voting, dividend or other rights in respect of their fractional share except to receive the cash payment as described above. Such cash payments would reduce the number of post-reverse stock split stockholders to the extent that there are stockholders holding fewer than that number of pre-reverse stock split shares within the reverse stock split ratio that is determined by the Board as described above. Reducing the number of post-reverse stock split stockholders, however, is not the purpose of this proposal.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds for fractional shares would be deposited, sums due to stockholders in payment for fractional shares that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

No Appraisal Rights

Under the Delaware General Corporation Law, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Interests of Certain Persons in the Proposal

Certain of our officers and directors have an interest in this Proposal 2 as a result of their ownership of shares of our common stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. However, we do not believe that our officers or directors have interests in Proposal 2 that are different from or greater than those of any of our other stockholders.

Anti-takeover Effects of Proposed Amendments

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed amendments to our Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board or contemplating a tender offer or other change in control transaction). In addition, our Certificate of Incorporation and our Amended and Restated Bylaws include provisions that may have an anti-takeover effect. These provisions, among things, permit the Board to issue preferred stock with rights senior to those of the common stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.001. Accordingly, at the Effective Time, the stated capital on the Company’s consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged as a result of the Reverse Stock Split. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to stockholders that hold their shares of common stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the U.S. Internal Revenue Code, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.

This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders (as defined below); or (xiii) certain former citizens or long-term residents of the United States.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

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an individual who is a citizen or resident of the United States;
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a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
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a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. Stockholders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A stockholder who receives cash in lieu of a fractional share of common stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder who receives cash in lieu of a fractional share in the Reverse Stock Split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of the stockholder’s adjusted tax basis allocable to the fractional share. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A stockholder may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. Stockholders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed Internal Revenue Service Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability; provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2022. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2024. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023.

Report of the Audit Committee of the Board

The Audit Committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2022 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

Marc Schegerin, M.D. (Chair)

Marc Elia

Patrick V.J.J. Vink, M.D.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2022	2021
Audit Fees	$840,000	$930,000
Audit-related Fees	—	—
Tax Fees	48,962	64,079
All Other Fees	956	956
Total Fees	$889,918	$995,035

Audit Fees

Audit fees consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements and the review of our quarterly condensed consolidated financial statements filed with the SEC. Included in audit fees in 2022 is $65,000 of fees billed in connection with issuing shares under our at-the-market offering. Included in audit fees in 2021 is $200,000 of fees billed in connection with our follow-on offering in February 2021, and $100,000 billed in connection with our filing of a shelf registration to offer shares in November 2021.

Tax Fees

Tax fees consist of fees for tax compliance and planning services.

All Other Fees

All other fees consist of annual subscription costs for accounting disclosure services.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by the independent auditor may be pre-approved. The Pre-Approval Policy generally provides that we will not engage PricewaterhouseCoopers LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by PricewaterhouseCoopers LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by PricewaterhouseCoopers LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. All services provided by PricewaterhouseCoopers LLP in 2022 were pre-approved by our Audit Committee.

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position
Howard Bernstein, M.D., Ph.D. (1)	65	Interim Chief Executive Officer and Director
Lawrence Knopf (2)	61	General Counsel
David First (3)	58	Chief People Officer
Marshelle Smith Warren, M.D. (4)	60	Chief Medical Officer
Richard Capasso (5)	61	Chief Accounting Officer

(1) See biography on page 9 of this proxy statement.

(2) Lawrence Knopf has served as our General Counsel since September 2019. Before joining us, from January 2017 to August 2019, Mr. Knopf served as an independent consultant and legal counsel to life science and other business enterprises, on a consulting, project and expert witness basis. Before that, from March 2011 to November 2016, Mr. Knopf served as Senior Vice President and General Counsel at HeartWare International, Inc., a publicly traded medical device company that was acquired by Medtronic in 2016. Mr. Knopf holds a J.D. from the University of Michigan Law School, and a B.S. in accounting and political science from the Wharton School of the University of Pennsylvania.

(3) David First has served as our Chief People Officer since May 2020. Prior to joining us, from September 2018 to May 2020, Mr. First served as the Chief Human Resources Officer of Avedro Inc., a medical technology company that was acquired by Glaukos in 2019. Prior to joining Avedro Inc., Mr. First served as Vice President, Human Resources at Biogen Inc., a global healthcare company. Before that, from June 2015 to November 2017, Mr. First served as Global Head of Human Resources at HeartWare International, Inc., a publicly traded medical device company that was acquired by Medtronic in 2016. Mr. First holds a Master of Arts in Teaching from Union College, and a B.A. in economics from Union College.

(4) Marshelle Smith Warren, M.D. has served as our Chief Medical Officer since June 2022. Previously, she was a Clinical Development Consultant for AlloVir from January 2020 to June 2022 and Chief Medical Officer and Senior Vice President of R&D at Viracta Therapeutics from January 2016 to January 2020. Her prior experience also includes clinical development positions at Atara Biotherapeutics, Ionis, Gilead Sciences, Amgen, and AstraZeneca Pharmaceuticals. Dr. Warren, who is board certified in internal medicine and clinical immunology, received a BS in biology with honors from Baylor University, and an MD from the University of Nebraska Medical Center College of Medicine. She performed her residency in internal medicine at St. Joseph’s Hospital in Colorado and completed a clinical immunology fellowship at the National Jewish Center for Immunology and Respiratory Medicine.

(5) Richard Capasso has served as our Chief Accounting Officer since November 2021 and serves as our principal financial and principal accounting officer. He previously served as our Vice President, Finance from June 2021 to November 2021. Before joining us, from September 2020 to May 2021, Mr. Capasso was a Senior Director at Danforth Advisors, a firm providing strategic and operational finance and accounting for life science companies. Prior to that, from October 2015 to June 2020, Mr. Capasso was a Managing Director at Ernst & Young LLP, a multinational professional services firm. Mr. Capasso is a Licensed Certified Public Accountant and holds an M.B.A. from the Bentley University, McCallum School of Business and a B.S. from Northeastern University.

Corporate Governance

General

Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics on our website located at www.sqzbiotech.com in the “Investors and Media” section under “Governance,” or by writing to our Secretary at our offices at 200 Arsenal Yards Blvd, Suite 210, Watertown, Massachusetts 02472.

Board Composition

Our Board currently consists of ten members: Howard Bernstein, M.D., Ph.D., Paul Bolno, M.D., Bernard Coulie, M.D., Ph.D., Marc Elia, Pushkal Garg, M.D., Klavs F. Jensen, Ph.D., Marc Schegerin, M.D., Amy W. Schulman, Sapna Srivastava, Ph.D., and Patrick V.J.J. Vink, M.D. As set forth in our Restated Certificate of Incorporation, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Director Independence

Our Board has determined that all members of the Board, except Howard Bernstein, M.D., Ph.D. and Amy W. Schulman, are independent, as that term is defined under the rules of the New York Stock Exchange (“NYSE”). In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the association of certain of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

Paul Bolno, M.D., and Marc Schegerin, M.D. were each initially recommended to serve as directors by third-party search firms.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns, experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Secretary, 200 Arsenal Yards Blvd, Suite 210, Watertown, Massachusetts 02472. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to our Secretary at SQZ Biotechnologies Company, 200 Arsenal Yards Blvd, Suite 210, Watertown, Massachusetts 02472 or GeneralCounsel@sqzbiotech.com. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Board Leadership Structure and Role in Risk Oversight

Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chair of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. With the exception of Dr. Bernstein and Ms. Schulman, our Board is currently comprised of independent directors, and the Chair of our Board is independent. Our Board believes that separation of the positions of Chair and Chief Executive Officer, coupled with independent leadership on the Board and each of our Board committees, reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole. For these reasons, our Board has concluded that our current leadership structure is appropriate at this time.

However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate. If the Chair of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may appoint a Lead Director. The Lead Director’s responsibilities may include, among others, approving the Board’s meeting schedules and agendas, and acting as liaison between the independent directors of the Board and the Chief Executive Officer and the Chair of the Board. We currently do not have a lead director.

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to discuss the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. In addition, the Audit Committee is responsible for overseeing our major financial and cybersecurity risk exposures, monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. Our Research and Development Committee evaluates the direction, opportunities, risks and benefits associated with our current and potential research and development activities. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.sqzbiotech.com, in the “Investors and Media” section under “Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of the NYSE concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Attendance by Members of the Board at Meetings

There were 11 meetings of the Board during the fiscal year ended December 31, 2022. During the fiscal year ended December 31, 2022, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Under our Corporate Governance Guidelines, which is available on our website at www.sqzbiotech.com, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and all committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in-person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Six of our directors attended our 2022 Annual Meeting of Stockholders.

Executive Sessions

As provided in the Corporate Governance Guidelines, the non-management directors meet, without management directors or management present, on a regularly scheduled basis. The Company holds an executive session including only independent directors at least once per year. Bernard Coulie, the Chair of the Board, currently presides over the executive sessions of the non-management directors. Mr. Coulie or Marc Schegerin, M.D., the Chair of our Audit Committee, currently presides over executive sessions of independent directors.

Environmental, Social and Governance Practices

As a company, we are committed to supporting human capital, patient advocacy, and other environmental, social and governance initiatives. As provided in our Corporate Governance Guidelines, we are focused on board diversity, including diversity of experience, expertise, background, and perspective, including, but not limited to, with respect to age, gender, race and place of residence. Additionally, our Nominating and Corporate Governance Committee charter was amended in 2021 to grant the Nominating and Corporate Governance Committee responsibility over our corporate social responsibility, and the Compensation Committee charter was amended in 2021 to grant the Compensation Committee responsibility over matters related to human capital management.

We are also focused on diversity among our employees, including diversity of background, experience, perspective, race, age and gender. We have established a flexible work policy which allows employees the ability to work remotely with manager approval. Furthermore, we have an Employee Stock Purchase Plan which provides employees with the opportunity to purchase shares of our Company at a 15% discount to the market price. Additionally, our facilities are certified LEED silver and we encourage our employees to recycle, including recycling programs for certain of our lab supplies.

Our community engagement activities are focused on identifying opportunities to support patients with HPV16+ driven cancers and their families. We believe that partnering with and understanding the lives of patients and their families enhances our ability to develop therapies that may ultimately have a meaningful impact in their lives. Through collaboration with patient advocacy organizations and participation in patient-focused conferences, we aim to broaden our understanding of the needs of patients and their families.

Committees of the Board

Our Board has established four standing committees—Audit, Compensation, Nominating and Corporate Governance, and Research and Development—each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairs are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance	Research and Development
Paul Bolno, M.D.			Chair	X
Bernard Coulie, M.D., Ph.D.		X		X
Marc Elia	X
Pushkal Garg, M.D.		X		Chair
Klavs F. Jensen, Ph.D.			X	X
Marc Schegerin, M.D.	Chair
Sapna Srivastava, Ph.D.			X
Patrick V.J.J. Vink, M.D.	X	Chair

Audit Committee

Our Audit Committee’s responsibilities include:

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appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
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overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;
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reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
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coordinating the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and our code of business conduct and ethics;
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discussing our risk management and risk assessment policies and overseeing management of our financial and cybersecurity risks;
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establishing policies regarding hiring employees or former employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;
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meeting independently with our internal auditing staff (or other personnel responsible for the internal audit function) after it has been established, and with the independent registered public accounting firm and management;
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reviewing and approving or ratifying any related person transactions;
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periodically reviewing our investment policy; and
•
preparing the audit committee report required by the SEC rules (which is included on page 12 of this proxy statement).

The Audit Committee charter is available on our website at www.sqzbiotech.com. The current members of the Audit Committee are Marc Schegerin, M.D., Marc Elia and Patrick V.J.J. Vink, M.D. Marc Schegerin, M.D. serves as the Chair of the committee. During 2022, Sapna Srivastava, Ph.D. served on our Audit Committee instead of Patrick

V.J.J. Vink. In addition to serving on our Audit Committee, Dr. Srivastava simultaneously served on the audit committees of four other public companies for part of 2022. The Board has determined that her simultaneous service did not impair her ability to serve effectively on our Audit Committee.

All members of our Audit Committee meet the requirements for financial literacy under the applicable listing rules of the NYSE. Our Board has determined that each of the members of our Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the NYSE rules, including those related to Audit Committee membership. Our Board has further determined that each of Marc Schegerin, M.D. and Patrick V.J.J. Vink, M.D. is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NYSE rules.

The Audit Committee met 6 times in 2022.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our executive officers. In fulfilling its purpose, our Compensation Committee has the following principal duties:

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reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;
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overseeing and administering our cash and equity incentive plans;
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reviewing and making recommendations to the Board with respect to director compensation;
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reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required;
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working with our Chief Executive Officer to evaluate our succession plans for the Chief Executive Officer and other executive officers;
•
preparing the annual compensation committee report, to the extent required by SEC rules; and
•
reviewing and discussing with management our strategies and policies related to human capital management and management development.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of non-employee directors and executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on our website at www.sqzbiotech.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. In 2022, the Compensation Committee engaged Radford, a business unit of Aon plc, a compensation consulting firm (“Radford”), to assist in making decisions regarding the amount and types of compensation to provide our executive officers and non-employee directors. As part of this process, the Compensation Committee reviewed a compensation assessment provided by Radford comparing our compensation to that of a group of peer companies within our industry and met with Radford to discuss our executive and non-employee director compensation and to receive input and advice. Radford reports directly to the Compensation Committee. The Compensation Committee has considered the adviser independence factors required under SEC rules as they relate to Radford and has determined that Radford’s work does not raise a conflict of interest.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The current members of our Compensation Committee are Patrick V.J.J. Vink, M.D., Bernard Coulie, M.D., Ph.D. and Pushkal Garg, M.D. Patrick V.J.J. Vink, M.D. serves as the Chair of the committee. Our Board has determined that each member of our Compensation Committee is independent under the applicable NYSE rules, including the NYSE rules specific to membership on the compensation committee. Our Board has determined that each member of our Compensation Committee is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee met 3 times in 2022.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee’s responsibilities include:

•
identifying individuals qualified to become board members;
•
recommending to the Board the persons to be nominated for election as directors and to each board committee;
•
developing and recommending to the Board corporate governance guidelines and reviewing and recommending proposed changes to such guidelines;
•
overseeing an annual evaluation of the Board; and
•
reviewing and discussing with management our strategy and policies concerning corporate social responsibility, including environmental, social and governance matters.

The Nominating and Corporate Governance Committee charter is available on our website at www.sqzbiotech.com. The members of our Nominating and Corporate Governance Committee are Paul Bolno, M.D., Klavs F. Jensen, Ph.D. and Sapna Srivastava, Ph.D. Paul Bolno, M.D. serves as the Chair of the committee. Our Board has determined that each of Paul Bolno, M.D., Klavs F. Jensen, Ph.D. and Sapna Srivastava, Ph.D. is independent under the applicable NYSE rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating and Corporate Governance Committee met 3 times in 2022.

Research and Development Committee

Our Research and Development Committee’s responsibilities include:

•
reviewing, evaluating, and advising the Board on the strategy, direction and effectiveness of our research and development programs;
•
evaluating and advising the Board on opportunities, risks and benefits associated with products, programs or technologies that we are considering for research and development efforts; and
•
reviewing and advising the Board and management on current and potential research and development activities and on the research and development pipeline and associated risks and risk mitigation plans.

The members of our Research and Development Committee are Pushkal Garg, M.D., Paul Bolno, M.D., Klavs F. Jensen, Ph.D. and Bernard Coulie, M.D., Ph.D. Pushkal Garg, M.D. serves as the Chair of the committee.

The Research and Development Committee met 4 times in 2022.

Executive and Director Compensation

This section discusses the material components of the compensation program for our executive officers who are named in the “2022 Summary Compensation Table” below. In 2022, our “named executive officers” and their positions were as follows:

•
Howard Bernstein, M.D., Ph.D., Interim Chief Executive Officer;
•
Armon Sharei, Ph.D., former Chief Executive Officer;
•
Marshelle Smith Warren, M.D., Chief Medical Officer;
•
Lawrence Knopf, General Counsel; and
•
Micah Zajic, former Chief Financial Officer.

2022 Summary Compensation Table

				NON-EQUITY
				INCENTIVE
NAME AND PRINCIPAL POSITION	YEAR	SALARY	OPTION	PLAN	ALL OTHER	TOTAL
		($)	AWARDS	COMPENSATION	COMPENSATION	($)
			($)(1)	($)(2)	($)(3)
Howard Bernstein, M.D., Ph.D. (4)	2022	400,227	1,072,376	—	151,910	1,624,513
Interim Chief Executive Officer	2021	391,400	799,713	148,732	6,389	1,346,234

Armon Sharei, Ph.D.	2022	550,000	1,829,706	276,808	47,960	2,704,474
Former Chief Executive Officer	2021	520,200	2,139,150	234,090	8,020	2,901,460

Marshelle Smith Warren, M.D.	2022	235,699	468,000	68,128	4,150	775,977
Chief Medical Officer	2021	—	—	—	—	—

Lawrence Knopf	2022	395,238	431,650	111,720	5,423	944,031
General Counsel	2021	345,100	527,657	124,236	8,700	1,005,693

Micah Zajic	2022	405,404	427,880	—	170,983	1,004,267
Former Chief Financial Officer	2021	377,400	245,059	128,316	8,020	758,795

(1)
The amounts reflect the full grant date fair value of stock options granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to named executive officers in Note 7 to the consolidated financial statements appearing in our Form 10-K for the year ended December 31, 2022. Options held by Drs. Bernstein and Sharei and Mr. Zajic were amended in 2022 as described below in the section titled “Executive Compensation Arrangements”. The amount reported includes $204,626 for Dr. Bernstein, $71,926 for Dr. Sharei and $48,680 for Mr. Zajic, which are the incremental fair values of their modified awards computed in accordance with ASC 718.
(2)
Amounts reflect the annual bonus earned by the named executive officers for 2022. For additional information, please see the section titled “2022 Bonuses” in this proxy statement.
(3)
The amount represents the Company’s matching contributions to the named executive officer’s 401(k) plan account. For Dr. Bernstein, the amount also includes $128,048 paid in connection with his resignation as Chief Scientific Officer in October 2022 for the prorated 2022 bonus opportunity,

$14,850 of fees paid pursuant to his consulting agreement and $2,917 of compensation for his service as a non-employee member of the Board of Directors in 2022. For Dr. Sharei and Mr. Zajic, the amount also includes $45,833 and $166,000, respectively, in severance payments pursuant to their separation agreements.
(4)
Dr. Bernstein served as our Chief Scientific Officer until his resignation from employment in October 2022. Following his resignation, Dr. Bernstein performed services for the Company under a consulting agreement and also served as a non-employee member of the Board until his appointment as Interim Chief Executive Officer in November 2022.

NARRATIVE TO SUMMARY COMPENSATION TABLE

2022 Salaries

The named executive officers receive a base salary to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. During the portion of 2022 that Dr. Bernstein served as our Chief Scientific Officer, his base salary was $428,000 (increased from $391,400 effective January 1, 2022). While he served as a non-employee director, Dr. Bernstein received compensation under our non-employee director compensation program, described below in the section titled “Director Compensation”. In addition, Dr. Bernstein received consulting fees from the Company during the portion of the year he served as a consultant. Dr. Bernstein's annual base salary was $550,000 for the portion of 2022 that he served as Interim Chief Executive Officer.

Effective January 1, 2022, the Board increased the base salaries for the named executive officers other than Dr. Bernstein as follows: Dr. Sharei’s annual base salary was increased from $520,200 to $550,000, Mr. Knopf's annual base salary was increased from $345,100 to $399,000 and Mr. Zajic's annual base salary was increased from $377,400 to $399,0000. Dr. Smith Warren's annual base salary was set at $415,000 by the Board when she was appointed as Chief Medical Officer on June 1, 2022. On July 1, 2022, the Board further increased Mr. Zajic's annual base salary to $415,000.

2022 Bonuses

We offer our named executive officers the opportunity to earn annual cash bonuses to compensate them for attaining short-term Company goals as approved by our Compensation Committee. For 2022, bonuses were based on (i) clinical execution, (ii) cash balance and related financial metrics, and (iii) reinforcing our company values and culture as well as stretch goals related to manufacturing, pipeline, strategic business and next generation product development. For 2022, each of Mr. Knopf’s, Dr. Smith Warren’s and Mr. Zajic’s target annual bonus amount was 40% of the named executive officer’s annual base salary, and Dr. Sharei’s target bonus amount was 55% of his annual base salary. While employed as the Chief Scientific Officer, Dr. Bernstein's target annual bonus amount was 40%, which was increased to 50% when he became the Interim Chief Executive Officer. In November 2022, the Compensation Committee evaluated the Company’s and the named executive officers’ performance against the relevant bonus goals and recommended our Board approve amounts earned by our named executive officers, which the Board subsequently approved in the amounts set forth above in the 2022 Summary Compensation Table. As Dr. Bernstein received an amount equal to his prorated 2022 bonus opportunity pursuant to his separation agreement, he did not receive an annual cash bonus for 2022. For additional details regarding Dr. Bernstein’s separation arrangement, see the section titled “Additional Agreements with Dr. Bernstein” below.

Equity Compensation

We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options generally allow employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. Our stock options typically vest as to 25% of the underlying shares on the first anniversary of the vesting commencement date and in 36 equal monthly installments over the following three years, subject to the holder’s continued employment with us. From time to time, our Board may also construct alternate vesting schedules as it determines are appropriate to motivate particular employees. Historically, our stock options have been intended to qualify as “incentive stock options” to the extent permitted under the Internal Revenue Code.

The following table sets forth the stock options granted to our named executive officers in 2022.

NAMED EXECUTIVE OFFICER	2022 STOCK OPTIONS GRANTED
Howard Bernstein, M.D., Ph.D.	195,000 (1)
Armon Sharei, Ph.D.	395,000
Marshelle Smith Warren, M.D.	200,000
Lawrence Knopf	97,000
Micah Zajic	90,000

(1) The options were awarded to Dr. Bernstein while he was employed as the Chief Scientific Officer. Consistent with the terms of our non-employee director compensation program, described below in “Director Compensation”, Dr. Bernstein was not eligible for an initial award of options upon his initial appointment to our Board.

Other Elements of Compensation

Retirement Plan

We maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Under this plan, we match 50% of the participants’ contributions up to 6% of eligible compensation. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Health and Welfare Plans

During their employment, our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

Outstanding Equity Awards at 2022 Fiscal Year-End

		NUMBER OF	NUMBER OF
	VESTING	SECURITIES	SECURITIES	OPTION	OPTION
	COMMENCEMENT	UNDERLYING	UNDERLYING	EXERCISE	EXPIRATION
NAME	DATE	UNEXERCISED	UNEXERCISED	PRICE ($)	DATE
		OPTIONS (#)	OPTIONS (#)
		EXERCISABLE	UNEXERCISABLE(1)
Howard Bernstein, M.D., Ph.D.	10/11/2016	44,226	—	1.81	10/10/2026
	1/23/2018	13,174	—	2.02	3/4/2028
	10/29/2018	94,006	—	4.59	11/7/2028
	2/1/2019	45,410	1,975	4.59	2/18/2029
	2/18/2020	18,646	7,679	7.92	2/26/2030
	10/29/2020	5,703	4,827	16.00	10/28/2030
	2/23/2021	33,412	39,488	16.85	2/22/2031
	2/10/2022	—	195,000	6.57	2/9/2032
Armon Sharei, Ph.D.	10/11/2016	171,937	—	1.81	12/31/2023
	10/29/2018	485,170	—	4.59	12/31/2023
	2/1/2019	88,846	—	4.59	12/31/2023
	2/27/2020	75,650	—	7.92	12/31/2023
	10/29/2020	54,843	—	16.00	12/31/2023
	2/23/2021	85,312	—	16.85	12/31/2023
Marshelle Smith Warren, M.D.	6/1/2022	—	200,000	3.20	5/31/2032
Lawrence Knopf	9/3/2019	114,223	26,360	6.14	11/6/2029
	2/18/2020	18,646	7,679	7.92	2/26/2030
	10/29/2020	42,207	35,715	16.00	10/28/2030
	2/23/2021	22,045	26,055	16.85	2/22/2031
	2/10/2022	—	97,000	6.57	2/9/2023
Micah Zajic	9/22/2020	108,096	—	11.17	12/31/2023
	10/29/2020	17,681	—	16.00	12/31/2023
	2/23/2021	10,238	—	16.85	12/31/2023

(1) Options vest and become exercisable as to 25% of the underlying shares on the first anniversary of the vesting commencement date and in 36 equal monthly installments over the following three years, subject to the named executive officer’s continued employment with us on each applicable vesting date.

Executive Compensation Arrangements

We have entered into employment agreements with each of our currently employed named executive officers. In connection with our restructuring announced in November 2022, we entered into separation agreements with Dr. Sharei and Mr. Zajic, as further described below.

Employment Agreements

Under the employment agreements with each of our currently employed named executive officers, if we terminate a named executive officer’s employment without “cause” or the named executive officer resigns for “good reason” (as defined below) other than in connection with a change in control of the Company, subject to the named executive officer’s execution and non-revocation of a separation agreement and release with the Company and compliance with restrictive covenants contained therein, the named executive officer will be entitled to receive (i) continued payment of the named executive officer’s base salary for 9 months, (ii) any unpaid bonus earned for the year prior to the year of termination plus a prorated portion of the named executive officer’s target annual bonus for the year of termination and (iii) direct payment of or reimbursement for COBRA premiums, less the amount the named executive officer would have paid for coverage as an active employee, for up to 9 months. If such a qualifying termination occurs during the 3-month period prior to the date of a change in control of the Company or on or within 18 months following the date of a change in control of the Company, subject to the named executive officer’s execution and non-revocation of a separation agreement and release with the Company and compliance with restrictive covenants contained therein, the named executive officer will be entitled to receive, in lieu of the payments and benefits described above, (a) continued payment of the named executive officer’s base salary for 12 months, (b) any unpaid bonus earned for the year prior to the year of termination, a prorated portion of the named executive officer’s target annual bonus for the year of termination and a payment equal to the named executive officer’s target annual bonus for the year of termination, (c) direct payment of or reimbursement for COBRA premiums, less the amount the named executive officer would have paid for coverage as an active employee, for up to 12 months and (d) all unvested equity or equity-based awards that vest solely based on the named executive officer’s continued employment or service with the Company will accelerate and vest in respect of 100% of the shares subject thereto.

Under the employment agreements, “cause” means, subject to notice and cure rights, a named executive officer’s (i) refusal to substantially perform the duties or carry out the reasonable and lawful instructions of the Board, (ii) breach of a material provision of the employment agreement, (iii) conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude, (iv) unlawful use or possession of illegal drugs on the Company’s (or any of its affiliate’s) premises or while performing his or her duties and responsibilities under the employment agreement or (v) act of fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary duty against the Company or any of its affiliates.

Under the employment agreements, “good reason” means, subject to notice and cure rights, (i) a reduction in annual base salary or target annual bonus (if any), other than a reduction in annual base salary of less than 10% that is implemented in connection with a contemporaneous reduction in annual base salaries affecting other senior executives of the Company, (ii) a material decrease in authority or areas of responsibility, including ceasing to report directly to the chief executive officer or, for Dr. Bernstein, the Board or equivalent governing body of the Company’s ultimate parent company following a change in control (or of the Company if there is no such parent entity), (iii) the relocation of the named executive officer’s primary office to a location more than fifty (50) miles from the named executive officer’s primary office as of the date of our IPO or (iv) the Company’s breach of a material provision of the employment agreement.

Additional Agreements with Dr. Bernstein

In August 2022, Dr. Bernstein notified the Company of his intention to resign his employment as the Chief Scientific Officer of the Company, effective October 31, 2022, and discussed a plan with the Board and the management team to facilitate a transition to join the Board. Thereafter, the Board appointed Dr. Bernstein to the Board, effective as of October 31, 2022. Subsequently, in connection with the restructuring plan announced by the Company on November 30, 2022, Dr. Bernstein was appointed Interim Chief Executive Officer.

In connection with Dr. Bernstein’s resignation as Chief Scientific Officer, the Company entered into a separation agreement with Dr. Bernstein, pursuant to which and in exchange for a general release of claims and certain other standard provisions, Dr. Bernstein (i) entered into a transition consulting agreement, (ii) received an amount equal to his prorated 2022 bonus opportunity, and (iii) received continued vesting of his outstanding stock options, subject to his continued service to the Company. For the month of November 2022, Dr. Bernstein received compensation pursuant to the consulting agreement. As a result of payments made under his separation agreement, Dr. Bernstein did not receive a bonus for 2022.

In connection with Dr. Bernstein’s appointment as Interim Chief Executive Officer, both the separation agreement and consulting agreement were superseded by the employment agreement described above for his role as Interim Chief Executive Officer. Separately, Dr. Bernstein was covered by our compensation program for non-employee directors for the period in which he served on the Board as a non-employee director.

Separation Agreements

In connection with Dr. Sharei’s separation of service with the Company, effective November 30, 2022, we entered into a separation agreement with him, under which, in exchange for a general release of claims and certain other standard provisions, he is entitled to receive (i) continued payment of his base salary for 12 months, (ii) any unpaid bonus earned for 2021 plus a prorated portion of his target annual bonus for 2022, (iii) direct payment of or reimbursement for COBRA premiums, less the amount the named executive officer would have paid for coverage as an active employee, for up to 12 months and (iv) an extended period to exercise any vested options through December 31, 2023. As consideration for the severance benefits, Dr. Sharei reaffirmed his existing restrictive covenants and further agreed to refrain from competing with us for 12 months following his executing and not revoking the separation agreement.

In connection with Mr. Zajic’s separation of service with the Company, effective December 31, 2022, we entered into a separation agreement with him, under which, in exchange for a general release of claims and certain other standard provisions, including confirmation of his existing Employee Nondisclosure, Noncompetition and Assignment of Intellectual Property Agreement, Mr. Zajic was entitled to receive (i) payment of his 2022 target bonus opportunity of $166,000, and (ii) an extended period to exercise any vested options through December 31, 2023.

Retention Program

In connection with the restructuring plan announced by the Company on November 30, 2022, the Board approved a retention program for certain of the Company’s remaining employees, including the Company’s executive officers, in order to incentivize the employees to remain employed by the Company following implementation of the restructuring plan (the “Retention Program”). As part of the Retention Program, Dr. Warren and Mr. Knopf received retention awards in January 2023 in the amount of $200,000 and $347,130, respectively, subject to certain time-based clawback provisions if their employment terminates on or before August 1, 2023 and April 1, 2023, respectively.

Director Compensation

We maintain a compensation program for our non-employee directors under which each non-employee director received the following amounts in 2022 for their services on our Board:

•
an option to purchase 40,000 shares of our common stock upon the director’s initial election or appointment to our Board,
•
if the director served on our Board for at least six months as of the date of an annual meeting of stockholders, an option to purchase 20,000 shares of our common stock on the date of the annual meeting,
•
an annual director fee of $35,000, and
•
if the director served on a committee of our Board or in the other capacities stated below, an additional annual fee as follows:
o
chair of the Board or lead independent director, $30,000,
o
chair of the audit committee, $15,000,
o
audit committee member other than the chair, $7,500,
o
chair of the compensation committee, $10,000,
o
compensation committee member other than the chair, $5,000,
o
chair of the nominating and corporate governance committee, $10,000,
o
nominating and corporate governance committee member other than the chair, $5,000,
o
chair of the research and development committee, $10,000, and
o
research and development committee member other than the chair, $5,000.

Options granted to our non-employee directors under the program have an exercise price equal to the fair market value of our common stock on the date of grant and expire not later than ten years after the date of grant. The options granted upon a director’s initial election or appointment vest in 36 substantially equal monthly installments following the date of grant. The options granted annually to directors vest in a single installment on the earlier of the day before the next annual meeting or the first anniversary of the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control.

Director fees under the program are payable in arrears in four equal quarterly installments not later than the fifteenth day following the final day of each calendar quarter, provided that the amount of each payment will be prorated for any portion of a quarter that a director is not serving as a non-employee director on our Board.

2022 Director Compensation Table

	FEES
	EARNED	OPTION	TOTAL
NAME	OR PAID	AWARDS	($)
	IN CASH	($)(1)
	($)
Amy W. Schulman	60,000	44,400	104,400
Paul Bolno, M.D.	50,000	44,400	94,400
Bernard Coulie, M.D., Ph.D.	50,000	44,400	94,400
Marc Elia	42,500	44,400	86,900
Pushkal Garg, M.D.	50,000	44,400	94,400
Klavs F. Jensen, Ph.D.	45,000	44,400	89,400
Marc Schegerin, M.D.	50,000	44,400	94,400
Sapna Srivastava, Ph.D.	40,278	44,400	84,678
Patrick V.J.J. Vink, M.D.	52,222	44,400	96,622

(1) Amounts reflect the full grant date fair value of stock options granted during 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our directors in Note 7 to the consolidated financial statements appearing in our Form 10-K for the year ended December 31, 2022.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2022 by each non-employee director who was serving as of December 31, 2022.

NAME	OPTIONS OUTSTANDING AT FISCAL YEAR END
Amy W. Schulman	45,015
Paul Bolno, M.D.	79,675
Bernard Coulie, M.D., Ph.D.	41,000
Marc Elia	82,307
Pushkal Garg, M.D.	82,307
Klavs F. Jensen, Ph.D.	39,914
Marc Schegerin, M.D.	72,620
Sapna Srivastava, Ph.D.	72,620
Patrick V.J.J. Vink, M.D.	41,000

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, or collectively, the Reporting Persons, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of such forms filed with the SEC and written representations of the Reporting Persons received by us, during the year ended December 31, 2022, we believe that all Section 16(a) filing requirements applicable to the Reporting Persons were complied with, with the exception of six late Forms 4 filed on February 15,

2022 by Howard Bernstein, Lawrence Knopf, Richard Capasso, David First, Armon Sharei and Micah Zajic, each reporting one transaction.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 17, 2023, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 29,491,125 shares of common stock outstanding as of April 17, 2023. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 17, 2023 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 200 Arsenal Yards Blvd, Suite 210, Watertown, Massachusetts 02472. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK BENEFICIALLY OWNED
5% or Greater Stockholders
Entities Affiliated with Polaris Partners (1)	3,003,509	10.2%
Entities Affiliated with Elbrus Investments Pte. Ltd. (2)	2,758,169	9.4%
Entities Affiliated with American International Group, Inc. (3)	2,517,173	8.4%
Invus Public Equities, L.P. (4)	1,606,309	5.4%
Named Executive Officers and Directors
Howard Bernstein, M.D, Ph.D. (5)	392,456	1.3%
Paul Bolno, M.D. (6)	69,145	*
Bernard Coulie, M.D., Ph.D. (7)	33,416	*
Marc Elia (8)	70,022	*
Pushkal Garg, M.D. (9)	82,307	*
Klavs F. Jensen, Ph.D. (10)	378,896	1.3%
Amy W. Schulman (1)(11)	3,267,038	11.1%
Marc Schegerin, M.D. (12)	57,702	*
Sapna Srivastava, Ph.D. (13)	57,702	*
Patrick V.J.J. Vink, M.D. (14)	33,416	*
Lawrence Knopf (15)	264,836	*
Marshelle Smith Warren, M.D (16)	50.000	*
Armon Sharei, Ph.D.(17)	1,249,742	4.1%
Micah Zajic(18)	136,015	*
All executive officers and directors (14 persons) (19)	4,937,400	16.0%

* Represents beneficial ownership of less than one percent.

(1) Based solely on Schedule 13D/A filed with the SEC on February 11, 2022. Consists of (i) 2,549,307 shares of common stock held by Polaris Partners VII, L.P. (“PP VII”), (ii) 178,341 shares of common stock held by Polaris Entrepreneurs’ Fund VII, L.P. (“PEF VII”) and (iii) 275,861 shares of common stock held by LS Polaris Innovation Fund, L.P. (“LSPIF”). Polaris Management Co. VII, L.L.C. (“PMC VII”) is the general partner of each of PP VII and PEF VII. PMC VII may be deemed to have sole voting and dispositive power with respect to the shares owned by each of PP VII and PEF VII. David Barrett, Brian Chee, Amir Nashat and Bryce Youngren are the managing members of PMC VII (collectively, the “Managing Members”) and Ms. Schulman, a member of our Board, holds an interest in PMC VII. Each of the Managing Members and Ms. Schulman, in their respective capacities with respect to PMC VII, may be deemed to share voting and dispositive power with respect to the shares held by each of PP VII and PEF VII. LS Polaris Innovation Fund GP, L.L.C. (“LSPIF

GP”), is the general partner of LSPIF and may be deemed to have sole voting and dispositive power with respect to the shares owned by LSPIF. Ms. Schulman, a member of our Board, is the sole managing member of LSPIF GP. Ms. Schulman may be deemed to have sole voting and dispositive power with respect to the shares held by LSPIF. LSPIF is a specialized affiliate fund of Polaris Partners and, through its general partner, LSPIF GP, is under separate management and control from PP VII and PEF VII. The address of each of PP VII, PEF VII and LSPIF is One Marina Park Drive, 10th Floor, Boston, Massachusetts 02210.

(2) Based solely on Schedule 13G/A filed with the SEC on February 14, 2022. Temasek Holdings (Private) Limited ("Temasek"), Fullerton Management Pte Ltd ("Fullerton"), and Temasek Life Sciences Private Limited ("TLS") reported shared voting power and shared dispositive power over 2,758,169 shares of common stock. Elbrus Investments Pte. Ltd. (“Elbrus”) reported shared voting power and shared dispositive power over 1,888,924 shares of common stock. Elbrus is a wholly owned subsidiary of TLS, which in turn is a wholly owned subsidiary of Fullerton, which in turn is a wholly owned subsidiary of Temasek. V-Sciences reported shared voting power and shared dispositive power over 869,245 shares of common stock. V-Sciences is a wholly-owned subsidiary of TLS, which in turn is a wholly-owned subsidiary of Fullerton, which in turn is a wholly-owned subsidiary of Temasek. Each of TLS, Fullerton and Temasek, through the ownership described herein, may be deemed to beneficially own the shares directly owned by Elbrus and V-Sciences. The address of these entities is 60B Orchard Road, #06-18 Tower 2, TheAtrium@Orchard, Singapore 238891.

(3) Based solely on Schedule 13G/A filed with the SEC on February 14, 2023, American International Group, Inc. reported shared voting power and shared dispositive power over 2,517,173 shares of common stock. American International Group, Inc. may be deemed to own 2,517,173 shares of common stock owned by its indirect subsidiaries in the amount of: (i) 1,265,702 shares owned directly by AIG DECO Fund II, LP; (ii) 533,495 shares owned directly by American Home Assurance Company; (iii) 343,442 shares owned directly by Lexington Insurance Company; and (iv) 374,534 shares owned directly by National Union Fire Insurance Company of Pittsburgh, Pa. The address of American International Group, Inc. is 1271 Avenue of the Americas, 11th Floor, New York, NY 10020.

(4) Based solely on Schedule 13G/A filed with the SEC on February 13, 2023. Invus Public Equities, L.P. (“Invus Public Equities”), Invus Public Equities Advisors, LLC (“Invus PE Advisors”), Artal International S.C.A. (“Artal International”), Artal International Management S.A. (“Artal International Management”), Artal Group S.A. (“Artal Group”), Westend S.A. (“Westend”), Stichting Administratiekantoor Westend (the “Stichting”) and Mr. Amaury Wittouck reported shared voting power and shared dispositive power over 1,606,309 shares of common stock. Mr. Wittouck, as the sole member of the board of the Stichting, controls the Stichting and, accordingly, may be deemed to beneficially own the shares that the Stichting may be deemed to beneficially own. The address of Invus Public Equities and Invus PE Advisors is 750 Lexington Avenue, 30th Floor, New York, NY 10022. The address of Artal International, Artal International Management, Artal Group, Westend and Mr. Amaury Wittouck is Valley Park, 44, Rue de la Vallée, L-2661, Luxembourg. The address of the Stichting is Claude Debussylaan, 46, 1082 MD Amsterdam, The Netherlands.

(5) Includes (i) 59,470 shares of common stock and (ii) 332,986 shares of common stock which Dr. Bernstein has the right to acquire within 60 days of April 17, 20223.

(6) Includes 69,145 shares of common stock which Dr. Bolno has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days of April 17, 2023.

(7) Includes 33,416 shares of common stock which Dr. Coulie has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days of April 17, 2023.

(8) Includes 70,022 shares of common stock which Mr. Elia has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days of April 17, 2023.

(9) Includes 82,307 shares of common stock which Dr. Garg has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days of April 17, 2023.

(10) Includes (i) 338,983 shares of common stock and (ii) 39,913 shares of common stock which Dr. Jensen has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days April 17, 2023.

(11) Includes (i) 218,514 shares of common stock, (ii) 45,015 shares of common stock which Ms. Schulman has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days of April 17, 2023 and (iii) 3,003,509 shares of common stock held by entities associated with Polaris Partners, over which Ms. Schulman may be deemed to have voting and dispositive power.

(12) Includes 57,702 shares of common stock which Dr. Schegerin has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days April 17, 2023.

(13) Includes 57,702 shares of common stock which Dr. Srivastava has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days April 17, 2023.

(14) Includes 33,416 shares of common stock which Dr. Vink has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days April 17, 2023.

(15) Includes (i) 1,938 shares of common stock and (ii) 262,898 shares of common stock which Mr. Knopf has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days April 17, 2023.

(16) Includes 50,000 shares of common stock which Dr. Smith Warren has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days April 17, 2023.

(17) Includes (i) 287,984 shares of common stock and (ii) 961,758 shares of common stock which Dr. Sharei has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days April 17, 2023.

(18) Includes 136,015 shares of common stock which Mr. Zajic has the right to acquire pursuant to outstanding share options, including options that will be exercisable within 60 days April 17, 2023.

(19) Includes (i) 3,621,983 shares of common stock and (ii) 1,314,987 shares of common stock that can be acquired pursuant to outstanding share options, including options that will be exercisable within 60 days of April 17, 2023.

Certain Relationships and Related Person Transactions

Policies and Procedures for Related Person Transactions

Our Board has adopted a written Related Person Transaction Policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our General Counsel is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chair of the Audit Committee subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.

The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2021, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.”

Investor Rights Agreement

We entered into a Third Amended and Restated Investor Rights Agreement (the “Investor Rights Agreement”) in December 2019, as most recently amended in February 2021, with certain holders of our preferred stock, including entities with which certain of our directors are related. The Investor Rights Agreement provides for certain rights relating to the registration of such holders’ common stock, including shares issuable upon conversion of preferred stock, and a right of first refusal to purchase future securities sold by us.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 200 Arsenal Yards Blvd, Suite 210, Watertown, Massachusetts 02472 in writing not later than December [ ], 2023.

Stockholders intending to present a proposal at the 2024 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2024 Annual Meeting of Stockholders no earlier than February 15, 2024 and no later than March 16, 2024. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary at 200 Arsenal Yards Blvd, Suite 210, Watertown, Massachusetts 02472. In the event that the date of the 2024 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 14, 2024, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the 90th day prior to the 2024 Annual Meeting or, if later, the close of business on 10th day following the day on which public disclosure of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

In connection with our solicitation of proxies for our 2024 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

SQZ’s Annual Report on Form 10-K

A copy of SQZ’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 17, 2023 without charge upon written request addressed to:

SQZ Biotechnologies Company
Attention: Secretary
200 Arsenal Yards Blvd, Suite 200
Watertown, Massachusetts 02472

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxydocs.com/SQZ. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 at www.sqzbiotech.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Lawrence Knopf, General Counsel and Secretary

Watertown, Massachusetts
April [ ], 2023

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

OF

SQZ BIOTECHNOLOGIES COMPANY

SQZ Biotechnologies Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:

That, at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted recommending and declaring advisable that the Restated Certificate of Incorporation of the Corporation be amended and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that the first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:

“That, effective as of 5 p.m. Eastern Time on the date this Certificate of Amendment of Restated Certificate of Incorporation is filed with the Office of the Secretary of State of the State of Delaware (the “Effective Time”), a one‑for‑[  ][1] reverse stock split of the Corporation’s Common Stock (as defined below) shall become effective, pursuant to which each [  ][1] shares of Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully‑paid and nonassessable share of Common Stock automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu thereof, (i) with respect to holders of one or more certificates which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, upon surrender after the Effective Time of such certificate or certificates, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (the “Fractional Share Payment”) equal to the fraction of which such holder would otherwise be entitled multiplied by the closing price per share as reported by The New York Stock Exchange (as adjusted to give effect to the Reverse Stock Split) on the date of the Effective Time; provided that, whether or not fractional shares would be issuable as a result of the Reverse Stock Split shall be determined on the basis of (a) the total number of shares of Common

Stock that were issued and outstanding immediately prior to the Effective Time formerly represented by certificates that the holder is at the time surrendering and (b) the aggregate number of shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificates shall have been reclassified; and (ii) with respect to holders of shares of Common Stock in book‑entry form in the records of the Company’s transfer agent that were issued and outstanding immediately prior to the Effective Time, any holder who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive the Fractional Share Payment automatically and without any action by the holder.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 210,000,000 shares, consisting of (a) 200,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (b) 10,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

SECOND:	That, at an annual meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation.
THIRD:	That, the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

1.
Shall be a whole number between and including 10 and 20, which number is referred to as the “Reverse Split Factor” (it being understood that any Reverse Split Factor within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware).

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its [  ] on this [  ] day of [  ], 2023.

SQZ BIOTECHNOLOGIES COMPANY

By: _____________________

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: SQZBIOTECH P.O. BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/SQZ • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-509-2154 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided SQZ Biotechnologies Company Annual Meeting of Stockholders For Stockholders of record as of April 17, 2023 TIME: Wednesday, June 14, 2023 9:30 AM, Eastern Time PLACE: Annual Meeting to be held live via Internet - please visit www.proxydocs.com/SQZ for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned stockholder(s) of SQZ Biotechnologies Company hereby appoint(s) Howard Bernstein and Lawrence Knopf, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of SQZ Biotechnologies Company that the stockholder(s)is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 a.m. Eastern Time on June 14, 2023, via a live webcast available by registering at www.proxydocs.com/SQZ, and any adjournment, continuation or postponement thereof. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

SQZ Biotechnologies Company Annual Meeting of Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1 To elect three Class III Directors to serve until the 2026 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified FOR WITHHOLD 1.01 Howard Bernstein, M.D., Ph. D. #P2# #P2# FOR 1.02 Paul Bolno, M.D. #P3# #P3# FOR 1.03 Marc Schegerin, M.D. #P4# #P4# FOR FOR AGAINST ABSTAIN 2. To approve amendments to the Company's restated certificate of incorporation, as amended, to effect a reverse stock split of the Company's common stock at a ratio ranging from any whole number between 1-for-10 and 1-for-20, as determined by the Board of Directors in its discretion, subject to the Board of Directors' authority to abandon such amendments #P5# #P5# #P5# FOR 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 #P6# #P6# #P6# FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/SQZ Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date